UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: June 21, 2016

(Date of earliest event reported)

QEP RESOURCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34778	87-0287750
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1050 17th Street, Suite 800

Denver, Colorado 80265

(Address of principal executive offices and zip code)

(303) 672-6900

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

Underwriting Agreement

On June 21, 2016, QEP Resources, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with J.P. Morgan Securities LLC and Deutsche Bank Securities Inc., each for itself and as a representative of the other underwriters named on Schedule A thereto (the “Underwriters”), which provides for the issuance and sale by the Company, and the purchase by the Underwriters, of an aggregate of 20,000,000 shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), at a price of $17.97 per share, after underwriting discounts and commissions. The Company also granted the underwriters a 30-day option to purchase up to an additional 3,000,000 shares of Common Stock (the “Option Shares”). On June 23, 2016, the Underwriters exercised in full their option to purchase the Option Shares, increasing the aggregate number of shares issued in connection with the offering to 23,000,000 shares of Common Stock. The Common Stock has been registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to the Company’s Registration Statement on Form S-3 (File No. 333-202686), which became effective upon filing with the Securities and Exchange Commission (the “Commission”) on March 12, 2015, and a prospectus, which consists of a base prospectus, filed with the Commission on March 12, 2015, a preliminary prospectus supplement, filed with the Commission on June 21, 2016, and a final prospectus supplement, filed with the Commission on June 22, 2016 (collectively, the “Prospectus”). The offering closed on June 27, 2016. The Company intends to use the net proceeds from the offering to partially fund the Company’s recently announced acquisition of oil and gas properties in the northern Midland Basin of the Permian Basin (the “Acquisition”). In the event the Acquisition does not close, the Company intends to use the net proceeds for general corporate purposes, which may include, among other things, reducing indebtedness, acquiring properties and funding a portion of the Company’s exploration and production activities and working capital.

The Underwriting Agreement contains customary representations, warranties and agreements by the Company, including obligations of the Company to indemnify the Underwriters for certain liabilities under the Securities Act. The foregoing description of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement, which is filed as Exhibit 1.1 to this Current Report on Form 8-K.

Relationships

As more fully described under the caption “Underwriting” in the Prospectus, the Underwriters and certain of their affiliates have provided from time to time, and may provide in the future, investment and commercial banking and financial advisory services to the Company and its affiliates in the ordinary course of business, for which they have received and may continue to receive customary fees and commissions.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement dated as of June 21, 2016 by and among QEP Resources, Inc., J.P. Morgan Securities LLC and Deutsche Bank Securities Inc.

5.1	Opinion of Latham & Watkins LLP regarding legality of the Common Stock.

23.1	Consent of Latham & Watkins LLP (included in Exhibit 5.1 hereto).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 27, 2016	QEP RESOURCES, INC.

/s/ Richard J. Doleshek
Richard J. Doleshek
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement dated as of June 21, 2016 by and among QEP Resources, Inc., J.P. Morgan Securities LLC and Deutsche Bank Securities Inc.

5.1	Opinion of Latham & Watkins LLP regarding legality of the Common Stock.

23.1	Consent of Latham & Watkins LLP (included in Exhibit 5.1 hereto).

4